UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 24, 2010

ORIENT PAPER, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34577	20-4158835
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Nansan Gongli, Nanhuan Road Xushui County, Baoding City Hebei Province, The People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011 - (86) 312-8605508

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On November 24, 2010 and November 29, 2010, Orient Paper, Inc., a Nevada corporation (the “Company”), issued three press releases announcing the results of and providing comments on the conclusion of the independent investigation conducted by the Company’s Audit Committee.  Copies of the press releases that discuss these matters are filed as Exhibits 99.1, 99.2, and 99.3 to, and incorporated by reference in, this report.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated November 24, 2010, issued by Orient Paper, Inc.

99.2	Press release dated November 29, 2010, issued by Orient Paper, Inc.

99.3	Press release dated November 29, 2010, issued by Orient Paper, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2010

ORIENT PAPER, INC.

By:	/s/ Winston C. Yen
Winston C. Yen
Chief Financial Officer

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